Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of POW! Entertainment, Inc. on Form 10-Q for the three months ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof , the undersigned hereby certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the Company, that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: May 14, 2014	By:	/s/ Gill Champion
Gill Champion
President and Chief Executive Officer